As filed with the Securities and Exchange Commission on January 13, 2022

File No. 333-19521

File No. 811-08013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No. 34  ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 27  ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

prospectus

PROSPECTUS DATED [             ], 2022

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. We continue to service existing Policies, as well as accept additional premiums into existing Policies.

State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy (the “Insured”), and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to

○	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

○

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in certain investment portfolios (“Funds”) of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc.

The prospectuses for the Funds describe the Funds, including the risks of investing in each Fund, and provide other information about the Funds.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the Policy. There is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Beneficiary(s) — The person(s) with the right to receive the Death Benefit under the Policy.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Code — The United States Internal Revenue Code of 1986, as amended.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

Fixed Account — Part of our general account to which you may transfer Policy Account Value or allocate Net Premiums under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the base policy form, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the Loan Account.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We terms

measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month. If we receive the initial premium on the 29th, 30th or 31st of any month, the Policy Date will be the 1st of the following month.

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Owner or Owner — The person who may exercise all of the rights and options described in the Policy. The Owner is the Insured unless a different person is designated as the Insured or the Owner is changed.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SEC — The United States Securities and Exchange Commission.

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Value — The portion of the Policy Account Value in the Subaccounts.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange (normally 4 pm Eastern Time) on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate Net Premiums or transfer Policy Account Value.

Variable Operation Center — State Farm Variable Products, Attn: Variable Operation Center, One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001. Telephone: 1-888-702-2307 (toll free).

Important Information You Should Consider About The Policy

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals

If you surrender the Policy (i.e., take a full withdrawal) during the first 10 Policy Years, or during the first 10 years after an increase in your Basic Amount, you may be assessed a surrender charge of up to $21 per $1,000 (or 2.1%) of the Basic Amount. For example, if you invest in a Policy with $100,000 of Basic Amount and you take an early surrender, you could pay a surrender charge of up to $2,100.

Fee Table Charges and Deductions – Surrender Charge
Transaction Charges

In addition to surrender charges, you may also be charged for other Policy transactions.

•  A premium charge of 5% is deducted from each premium payment.

•  A withdrawal processing fee equal to the lesser of $25 or 2% is deducted upon taking a partial withdrawal.

•  We reserve the right to charge $25 for each transfer between investment options in excess of 12 transfers during a single Policy Year. We are currently waiving this charge.

•  Taxes on premium payments may be deducted.

Charges and Deductions
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, the cost of optional benefits under the Policy, and interest on outstanding Policy loans. Certain of these fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table.

Fee Table Charges and Deductions Appendix A: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options(1) (Fund fees and expenses)	0.[ ]%	0.[ ]%
(1) As a percentage of Fund net assets.
RISKS				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy, including your principal investment and previous earnings.			Principal Risks of Investing in the Policy

Not a Short-Term Investment

•  This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  Surrender charges may apply during the first 10 Policy Years, and during the first 10 years after an increase in your Basic Amount. A surrender charge could significantly reduce the Cash Surrender Value of your Policy. It is possible that you could receive nothing if you surrender your Policy, especially in the early Policy Years. A surrender will terminate the Policy and all of its benefits and may have negative tax consequences.

•  The Policy permits no more than four partial withdrawals each Policy Year. A partial withdrawal will reduce your Policy’s Cash Surrender Value, may reduce its Death Benefit, and will increase the risk of lapse. A withdrawal may have negative tax consequences.

•  Tax deferral is generally more beneficial to investors with a long time horizon.

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Funds).

•  Each investment option (including the Fixed Account) has its own unique risks.

•  You should review the investment options before making an investment decision.

Insurance Company Risks

An investment in the Policy is subject to the risks related to State Farm. Any obligations (including under the Fixed Account), guarantees, and benefits are subject to the claims-paying ability of State Farm. More information about State Farm, including its financial strength ratings, is available at 1-888-702-2307.

Contract Lapse

Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.

RESTRICTIONS		Location in Prospectus
Investments

•  There are no restrictions that limit your choice of available investment options.

•  The first 12 transfers between investment options each Policy Year are free of charge. After your 12th transfer during a Policy Year, we reserve the right to impose a charge for each additional transfer.

•  Your transfers between the Funds are also subject to policies designed to deter excessively frequent transfers and market timing.

•  There are significant limits on your right to make transfers from the Fixed Account.

•  We reserve the right to remove or substitute Funds as investment options.

Allocation Options
Optional Benefits	• The Policy’s supplemental benefits are no longer available for election. • Additional restrictions and limitations may apply if you elected a supplemental benefit.	Other Benefits Available Under the Policy Optional Supplemental Benefits

TAXES	Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchase the Policy through a tax-qualified plan, there is no additional tax benefit from the Policy.

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

•  Tax consequences for loans and withdrawals generally differ.

Tax Treatment Of Policy Benefits

CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this Policy to you in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.

Additional Information – Sale Of The Policies
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview Of The Policy

Purpose

The Policy is a flexible premium variable universal life insurance policy. It is a contract between you (as the Owner) and State Farm. Its primary purpose is to provide: (1) lifetime insurance protection on the insured person named in the Policy (as the Insured), and (2) flexibility regarding premiums and death benefits. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Death Benefit, should it become payable, is paid to the Beneficiary(s);

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance because the Policy Account Value may be subject to investment risk. The Policy Account Value will increase or decrease depending on the investment performance of the investment options you select, as well as the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest, and your Policy could lapse without value unless you pay sufficient premiums.

This Policy is not a short-term investment. This Policy may be appropriate for you if you need life insurance coverage, you have a long time horizon, and your financial goals are consistent with the terms and conditions of the Policy. The Policy may not be appropriate for you if you expect to surrender the Policy or take frequent withdrawals based on your liquidity needs, if you are unable to make additional premium payments, or if you intend to frequently trade in the Fund options.

Premiums

Premium payments under the Policy are flexible. In general, you choose when to pay premiums, and how much to pay in premiums, although total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code.

When you applied for a Policy, you selected a monthly or annual premium payment plan. However, you are not required to pay premiums in accordance with that premium plan. You can pay more or less than planned, or skip planned premiums entirely. However, failure to pay sufficient premiums will cause your Policy to lapse. Specifically, your Policy will lapse if its Cash Surrender Value is insufficient to cover the Monthly Deduction and, before the Policy’s grace period expires, you fail to make a sufficient premium payment. You may need to make additional or unexpected premium payments to prevent lapse even if you have paid all planned monthly or annual premiums.

To help accumulate Cash Surrender Value under the Policy, your Net Premiums (i.e., your premium payments less deductions for premium charges) and Policy Account Value are allocated among the Policy’s available investment options according to your instructions. The Policy’s investment options include:

•

Fund Options. The Fund options (or Subaccounts) have different underlying mutual funds with their own investment objectives, strategies, and risks. Each Subaccount invests in a corresponding fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. The value of your investment in the Funds may fluctuate up or down depending on market conditions. You bear the entire investment risk.

Additional information about each Fund is provided in an appendix to this prospectus. Please see “Appendix A: Funds Available Under the Policy.”

•

Fixed Account. We guarantee principal and interest for premiums and Policy value allocated to the Fixed Account. Amounts allocated to the Fixed Account earn interest at an effective annual rate of at least 4%.

Policy

Policy’s Primary Features

•	Death Benefit Features -

○	Death Benefit Options. The Policy offers two standard Death Benefit options for no additional charge:

Option 1: Greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value; or

Option 2: Greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value.

We provide flexibility to change the Basic Amount and to change the Death Benefit option within certain rules and limits.

○

Death Benefit Guarantee. The Policy includes a Death Benefit Guarantee for no additional charge. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary.

•	Access to Your Money –

○

Surrender. You may completely surrender the Policy at any time for its Cash Surrender Value. A surrender will terminate the Policy and all of its benefits. Surrender charges could significantly reduce your Policy’s Cash Surrender Value. There could be negative tax consequences associated with a surrender.

○

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year, provided there is sufficient Cash Surrender Value. Withdrawals reduce the Cash Surrender Value of your Policy and may reduce its Death Benefit. Withdrawals also increase the risk of lapse. There could be negative tax consequences associated with a withdrawal.

○

Loans. You may take loans under your Policy for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. Loans reduce the Cash Surrender Value of your Policy and its Death Benefit. Loans also increase the risk of lapse. There could be negative tax consequences associated with a loan; however, there may be tax advantages to taking a loan compared to a withdrawal when accessing the money in your Policy.

•

Transfers Between Investment Options. You may transfer Policy Account Value among the Subaccounts and from the Subaccounts to the Fixed Account. You may also transfer Policy Account Value from the Fixed Account to the Subaccounts, but the number of transfers that may be made and the amount of Policy Account Value that may be transferred from the Fixed Account during a single Policy Year is subject to significant limitations.

•

Optional Supplemental Benefits. Your Policy may include one or more optional supplemental benefits, which are no longer available for election. If your Policy has one or more of these benefits, you pay an additional charge. The supplemental benefits under the Policy include:

•	Riders that provide additional death benefits (Accidental Death Benefit Rider, Additional Insured’s Level Term Rider, Children’s Term Rider).

•	A rider that provides for optional increases in insurance coverage without evidence of insurability (Guaranteed Insurability Option Rider).

•	A rider that helps protect against lapse (Waiver of Monthly Deduction Rider).

•	Other Features. The Policy has several other features, including those listed below, all of which are available for no additional charge.

•

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the BlackRock Government Money Market V.I. Fund or the Subaccount investing in the BlackRock Total Return V.I. Fund to any other Subaccounts and/or the Fixed Account, subject to certain limitations.

•

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Making Inquiries

If you need further information about the Policy, please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products Attn: Variable Operation Center One State Farm Plaza, B-2 Bloomington, Illinois 61710-0001 Telephone: (888) 702-2307 (Toll free)

You may also visit us online at www.statefarm.com.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options. State premium taxes may also be deducted.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charges Imposed on Premiums (Premium Charge)	Upon receipt of each premium payment	5% of each premium payment

Maximum Deferred Sales Charge on Initial Basic Amount (Surrender Charge)(1)	Upon surrender or lapse during the first 10 Policy Years

Minimum		$1.20 per $1,000 of Basic Amount

Maximum		$21 per $1,000 of Basic Amount

Charge for a Representative Insured (Age 30 at issue, in the third Policy Year)		$3.60 per $1,000 of Basic Amount

Maximum Deferred Sales Charge on Increase in Basic Amount (Surrender Charge)(1)	Upon surrender or lapse during the first 10 years after an increase in Basic Amount

Minimum		$1.20 per $1,000 of Basic Amount

Maximum		$21 per $1,000 of Basic Amount

Charge for a Representative Insured (Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase)		$3.60 per $1,000 of Basic Amount

Other Surrender Fees (Withdrawal Processing Fee)	Upon withdrawal	The lesser of $25 or 2% of amount withdrawn

Transfer Fees	Upon each transfer in excess of 12 transfers per Policy Year	$25 (Current: $0)

(1)

The surrender charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1⁄5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Variable Operation Center. See Appendix B for sample surrender charges. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges

Cost of Insurance(1), (2)	Monthly

Minimum		$0.0567 per $1,000 of net amount at risk (Current: $0.0420 per $1,000 of net amount at risk)

Maximum		$83.3333 per $1,000 of net amount at risk (Current: $28.8769 per $1,000 of net amount at risk)

Charge for a Representative Insured (Male, Age 30, in the non-tobacco rate class)		$0.1209 per $1,000 of net amount at risk (Current: $0.1180 per $1,000 of net amount at risk)

Monthly Expense Charge	Monthly	$8(3)

Mortality and Expense Risk Charge	Daily	0.90% as a percentage of Subaccount average daily net assets (Current: 0.80% as a percentage of Subaccount average daily net assets)

Loan Interest Spread	Daily, if Policy loan outstanding(4)	Annual rate of 2% on the outstanding loan amount(5)

Optional Benefit Charges(6)

Accidental Death Benefit Rider	Monthly

Minimum		$0.04 per $1,000 of rider coverage

Maximum		$0.09 per $1,000 of rider coverage

Charge for a Representative Insured (Age 30, in the first Policy Year following the Rider Effective Date)		$0.05 per $1,000 of rider coverage

Additional Insured’s Level Term Rider	Monthly

Minimum		$0.0767 per $1,000 of rider coverage (Current: $0.0492 per $1,000 of rider coverage)

Maximum		$15.4277 per $1,000 of rider coverage (Current: $9.3603 per $1,000 of rider coverage)

Charge for a Representative Insured (Male, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date)		$0.1443 per $1,000 of rider coverage (Current: $0.1278 per $1,000 of rider coverage)

Children’s Term Rider	Monthly	$0.40 per $1,000 of rider coverage

Waiver of Monthly Deduction Rider	Monthly

Minimum		$0.0065 per $1 of the Monthly Deduction

Maximum		$0.3589 per $1 of the Monthly Deduction

Charge for a Representative Insured (Age 25, in the first Policy Year following the Rider Effective Date)		$0.0285 per $1 of the Monthly Deduction

Guaranteed Insurability Option Rider	Monthly

Minimum		$0.03 per $1,000 of rider coverage

Maximum		$0.24 per $1,000 of rider coverage

Charge for a Representative Insured (Age 25, in the first Policy Year following the Rider Effective Date)		$0.08 per $1,000 of rider coverage

(1)

Cost of insurance charges vary based on a number of individual characteristics, among them, the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Variable Operation Center.

(2)

The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(3)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

(4)

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(5)

The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually). (For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later).

(6)

One or more of these charges apply if a Policy Owner elected to add riders to the Policy. These charges are based on different individual characteristics. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for the Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 death benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Variable Operation Center.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Annual Fund Expenses

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.[ ]%	0.[ ]%

Principal Risks Of Investing In The Policy

Risk of Loss. You can lose money by investing in this Policy, including your principal investment and previous earnings. Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time. You should consider that surrender charges may apply during the first 10 Policy Years, and during the first 10 years after an increase in your Basic Amount. A surrender charge could significantly reduce the Cash Surrender Value of your Policy. It is possible that you could receive nothing if you surrender your Policy, especially in the early Policy Years. You should also consider that tax deferral is generally more beneficial to investors with a long time horizon.

Fund Option (Subaccount) Risk. Amounts that you invest in the Fund options (i.e., the Subaccounts) are subject to the risk of poor investment performance. Generally, if the Subaccounts you select make money, your Policy value goes up. If they lose money, your Policy value goes down. You bear the entire investment risk. Each Subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Subaccount. Even a Subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the Subaccount level. We do not promise that the Funds will meet their investment objectives.

Risk of Lapse. Your Policy will lapse without value if you fail to pay sufficient premiums. Death Benefits will not be paid if the Policy has lapsed. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. Even if you do not surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value. If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. Your Policy also may enter the 61-day grace period if your Cash Surrender Value is insufficient to cover amounts due on an outstanding Loan Amount. State Farm will notify you that the Policy will lapse unless you make a sufficient premium payment during the grace period. Your Policy will lapse if you fail to make that payment. You may need to make additional or unexpected premium payments to prevent lapse even if you have paid all planned monthly or annual premiums. You may reinstate a lapsed Policy, subject to certain conditions and costs.

Surrender and Withdrawal Risk. You should carefully consider the risks associated with a surrender or partial withdrawal. A surrender terminates the Policy and all of its benefits and may be subject to substantial surrender charges. Withdrawals provide only limited liquidity. You may withdraw a portion of your Cash Surrender Value up to four times each Policy Year provided there is sufficient remaining Cash Surrender Value. Withdrawals are also subject to withdrawal processing fees, increase the risk of lapse (because they reduce your Cash Surrender Value), and may reduce your Policy’s Death Benefit (we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect). Surrenders and withdrawals may have tax negative consequences.

Loan Risk. An outstanding Policy loan will reduce the value of your Policy and your Death Benefit and will increase your risk of lapse. A Policy loan negatively impacts the value of your Policy because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral reduces your Cash Surrender Value and does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate that might be credited to the Fixed Account. A Policy loan negatively impacts your Death Benefit because we reduce the amount we pay on the Insured’s death by any outstanding Loan Amount. A Policy loan increases the risk of lapse because a loan and loan interest reduce your Cash Surrender Value, and your Policy will lapse if your Cash Surrender Value is insufficient to cover the Policy’s Monthly Deduction or amounts due on an outstanding loan. A loan may have negative tax consequences. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Fixed Account and Loan Account Interest Rate Risk. We guarantee that we will credit interest to amounts allocated to the Fixed Account or held in the Loan Account. Subject to minimum guaranteed effective annual interest rates, we determine interest rates in our sole discretion. You assume the risk that an interest rate will not exceed the minimum guaranteed effective annual interest rate.

Fixed Account Transfer Risk. There are significant limits on your right to transfer Policy Account Value from the Fixed Account to the Subaccounts. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs.

Tax Risk. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply. In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59 1⁄2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC. See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Risk of Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future, up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force and avoid lapse.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Policy that are paid from our General Account, including Fixed Account interest, Loan Account interest, and Death Benefits, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cyber Security and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Account Value. For instance, cyber attacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid cyber attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Account Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

policy

The Policy

In 2008, State Farm discontinued offering the Policy. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

As previously stated, State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free look right. The description of the free-look right above is provided for informational purposes only.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact our Variable Operation Center for specific information that may be applicable to your state. All material state variations are discussed in this prospectus.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing written or telephone instructions to us (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen, for example, if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company or State Farm Variable Products (not State Farm VP Management Corp. or State Farm Investment Management Corp.). Cash, third party checks, second party checks, cyber chex, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Variable Operation Center. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending written or telephone instructions to us (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number. If you fail to specify how a Net Premium should be allocated among the Subaccounts and the Fixed Account, we will allocate the Net Premium based on your standing allocation instructions.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an Appendix to this prospectus. See “Appendix A: Funds Available Under the Policy.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by contacting the Variable Operation Center by mail or telephone at:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity contracts issued by such companies, such as the Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Variable Operation Center. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm also reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers, their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance contracts issued by us or an affiliate.

Market Timing Policies and Procedures. Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of accumulation units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request or by telephone if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request in Good Order until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have a telephone authorization on file) to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to us (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your request in Good Order until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Operation Center via telephone or in writing within 60 days of the date shown on your transaction confirmation.

Charges and Deductions

State Farm deducts the charges described below. The charges generally compensate State Farm for the services and benefits State Farm provides, costs and expenses State Farm incurs and/or risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

•

Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

•

Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for optional supplemental benefits that have been added to the Policy (see “Fee Table – Periodic Charges Other Than Annual Fund Expenses – Optional Benefit Charges” and “Optional Supplemental Benefits.”

•

Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based on an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1⁄5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

•

Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year. Currently, we do not impose this charge.

•

Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

•	Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required.

•

Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

•	Fund Expenses. Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.

•

Premium Taxes. We reserve the right to deduct premium taxes, if any, that may be imposed by a state, municipality, or other governmental entity, from premium payments, Policy value, or amounts payable under the Policy. Premium taxes currently range from 0% to 3.5%.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on a number of factors, among them, his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current valuation period.

Net Investment Factor. The Net Investment Factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive satisfactory proof of the Insured’s death, plus written direction from each eligible recipient of the Death Benefit regarding distribution of Death Benefit proceeds, and any other documents, forms and information we need to deem a Death Benefit claim in Good Order. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules.

Changing Death Benefit Options. You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Variable Operation Center, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Variable Operation Center. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)

You may only make one change (increase or decrease) during a Policy Year. To increase or decrease the Basic Amount, submit a written request in Good Order to our Variable Operation Center. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Variable Operation Center. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

•

If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity age or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Other Benefits Available Under The Policy

In addition to the standard Death Benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with a benefit included in the table may be found in the Fee Table.

Standard Benefits

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit Guarantee	So long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount, the Policy will not lapse

•  No additional charge.

•  Only available during the first 10 Policy Years (first 9 Policy Years in Texas).

•  Withdrawals, loans, and failure to pay sufficient premiums could cause the guarantee to terminate.

Dollar Cost Averaging Program	Allows you to systematically transfer a set dollar amount from certain Subaccounts to any combination of Subaccounts and/or the Fixed Account on a regular basis.

•  No additional charge.

•  Program transfers permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Program transfers only permitted from the BlackRock Government Money Market V.I. Fund or the BlackRock Total Return V.I. Fund.

•  Cannot be used at the same time as the portfolio rebalancing program.

•  Program transfers do not count against free transfers.

•  Minimum transfer amount is $100.

Portfolio Rebalancing Program	Automatically rebalances your Subaccount Policy Value to return to percentages specified in your allocation instructions.

•  No additional charge.

•  Program rebalances permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Not available for the Fixed Account.

•  Cannot be used at the same time as the dollar cost averaging program.

•  Program rebalances do not count against free transfers

Monthly Payment Plan	You may elect to make premium payments under the Monthly Payment Plan.	• No additional charge. • Making planned premiums does not guarantee that the Policy will not lapse. • A three month premium payment may be required to establish the plan.

Policy Loans	Allows you to take loans against your Policy’s Cash Value.

•  Interest accrues on outstanding Policy loans at a net annual interest rate of 2% or less.

•  Cannot exceed 90% of Cash Value.

•  May significantly reduce Policy values and the Death Benefit.

•  May significantly increase risk of lapse.

•  Portion of Policy Account Value equal to outstanding loan and loan interest held in Loan Account as collateral.

•  Loans may have negative tax consequences.

Optional Benefits

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider	Provides a death benefit in addition to the Policy’s standard Death Benefit if the Insured’s death occurs as the result of an accident.	• Subject to an additional charge. • No longer available for election.
Guaranteed Insurability Option Rider	Allows you to increase the Basic Amount on specific option dates without evidence of insurability.	• Subject to an additional charge. • No longer available for election.
Waiver of Monthly Deduction Rider	Provides for the waiver of Monthly Deductions upon total disability of the Insured.	• Subject to an additional charge. • No longer available for election. • Waiver continues only for as long as the disability continues.
Additional Insured’s Level Term Rider	Provides level term insurance coverage for the Insured’s spouse.	• Subject to an additional charge. • No longer available for election. • Coverage terminates on the spouse’s 85th birthday.

Children’s Term Rider	Provides term life insurance on your eligible children.	• Subject to an additional charge. • No longer available for election.

Loans

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”.

However, requests for loans over $100,000 must be in writing. In addition loan requests on the following types of Policies must be in writing:

•	Policies considered Modified Endowment Contracts.

•	Policies owned by a trust.

•	Policies that have a collateral assignment or irrevocable beneficiary designated.

•	Policies subject to a power of attorney.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Variable Operation Center and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account

Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender and Withdrawals

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Variable Operation Center before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Variable Operation Center after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. The Variable Operation Center can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Variable Operation Center. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Variable Operation Center receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC, by order, permits postponement of payment to protect State Farm’s Owners.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in (connection with a liquidation of the Fund or due to Fund liquidity levels), we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Money Market Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Insured and the Policy to government agencies and departments.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Variable Operation Center. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, address changes, changes in premium allocation designations, and the addition of or changes to the dollar-cost averaging or portfolio rebalancing programs. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Variable Operation Center.

Optional Supplemental Benefits

The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Accidental Death Benefit Rider. Provides a death benefit in addition to the Policy’s basic death benefit if the Insured’s death occurs as the result of an accident.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

We no longer offer supplemental benefits as new riders to existing policies. These riders will remain as part of your Policy if previously selected. Additional rules and limits apply to these supplemental benefits. Please contact our Variable Operation Center for further information.

Other Policy Provisions

The Beneficiary. You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Variable Operation Center. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary Beneficiary dies after the first payment is made, we will pay that primary Beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary Beneficiary dies, we will make payment in equal shares to the successor Beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final Beneficiaries. If, at any time, no Beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Change of Owner. When allowed by law, you may change the Owner of the Policy by sending a written request to our Variable Operation Center while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

Maturity Date (Texas and Maryland Policies). For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate. The Maturity Date is the Policy Anniversary when the Insured is Age 100.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account. State Farm is obligated to pay all amounts promised to investors under the Policy.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to add new funds, remove existing Funds, or substitute new fund shares that are held by a subaccount for shares of a different fund. New or substitute funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

Support for Benefits Under the Policy

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Variable Account. It is important that you understand that payment of these benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account or held in the Loan Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

Information Regarding the COVID-19 Pandemic. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers. Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in a tax-free transaction for a life insurance policy that is a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)

All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax advisor about the impact of this tax on distributions from the Policy.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., an affiliate of State Farm due to common control, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule the State Farm VP Management Corp.’s registered representative is party to. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm or its affiliates may pay additional cash and/or non-cash compensation to State Farm VP Management Corp.’s registered representatives. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Reports to Policy Owners. State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Variable Operation Center. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report (or a notice regarding the availability of such report, if permitted by applicable law) for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Legal Proceedings. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Financial Statements. Financial statements for State Farm and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

Appendix A: Funds Available Under The Policy

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling (888) 702-2307 or sending an email request to [                ].

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser / Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1 year		5 year		10 year
Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[ ]%
Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock International Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[ ]%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[ ]%
Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.	BlackRock S&P 500 Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[ ]%
Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.	BlackRock Small Cap Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[ ]%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund – Class I Adviser: BlackRock Advisors, LLC Subadvisers: BlackRock International Limited BlackRock (Singapore) Limited	[	]%	[	]%	[	]%	[ ]%

[(1)	This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.]

APPENDIX B

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you can contact your State Farm agent (registered representative) or you may contact another local registered State Farm agent, or you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Life Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or you can contact us at 1-833-593-7109. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

The Statement of Additional Information (SAI), dated [                ], 2022, includes additional information about the Policy, the Variable Account, and State Farm. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Policy or make other inquiries (including to request personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values), please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

You may also find information online at www.statefarm.com.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available from the Financial Industry Regulatory Authority (FINRA). You may obtain information about FINRA’s BrokerCheck tool, including an investor brochure that includes information describing FINRA’s BrokerCheck tool, by contacting FINRA’s BrokerCheck Hotline at (800) 289-9999, or by visiting FINRA’s website at http://www.finra.org.

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

EDGAR Contract Identifier No. C000007015

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated [                ], 2022, and the prospectuses for the Funds. You may obtain a copy of these prospectuses by contacting us at the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is [                ], 2022.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY OF STATE FARM AND THE VARIABLE ACCOUNT

The Policy is issued by State Farm and is supported by the Variable Account. Please see “State Farm and the Fixed Account” and “The Variable Account” in the prospectus for general information and history about State Farm and the Variable Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

All non-principal risks of investing in the Policy are disclosed in the prospectus.

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Variable Operation Center. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

OTHER INFORMATION

The Compliance and Ethics Forum for Life Insurers

We and State Farm Life and Accident Assurance Company are members of The Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Mixed and Shared Funding

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners

1

arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Funds’ prospectuses for more detail.

Additional Information About Changes to the Variable Account

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes or policies as we may determine;

(5)	add new funds or remove existing Funds;

(6)

substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the Investment Company Act of 1940 if such registration is no longer required; and

(8)	operate the variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law.

The investment policy of the Variable Account will be changed only with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $[                ] in 2021, $1,436,382 in 2020, and $1,357,661 in 2019 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2021, 2020 and 2019.

2

The offering of the Policy is continuous. We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Experts

The statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020 and 2019, included in this Statement of Additional Information have been so included in the reliance on the report of [                                    ], Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and policy owners’ equity of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2021, and the statement of operations for the year then ended, and the changes in its policy owners’ equity for each of the two years in the period ended December 31, 2021, included in this Statement of Additional Information have been so included in the reliance on the report of [                                    ], Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The principal business address of [                            ] is [                            ].

Financial Statements

The audited statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020 and 2019, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2021, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2021, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

[Financial statements to be added by amendment]

3

PART C

OTHER INFORMATION

Item	30. Exhibits

(a)

Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account (incorporated herein by reference to Exhibit 1 to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(i)

Distribution Agreement (incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

(ii)

Registered Representative Agreement (incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

(d)	Contracts.

(i)

Specimen - Variable Universal Life Insurance Policy (incorporated herein by reference to Exhibit 5(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(ii)

Policy Riders and Endorsements (incorporated herein by reference to Exhibit 5(b) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(iii)

Interest Charge for the Loan Account Endorsement (incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004)

(e)	Applications.

(i)

Application form (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005)

(ii)

Reinstatement Application incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(i)

Articles of Incorporation of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(ii)

By-laws of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 27, 2018)

(g)

Reinsurance Contracts (incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 11 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003)

(h)

Participation Agreements. Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 32 to the Registrant’s registration statement on Form N-6 (File No 333-19521), filed with the Securities and Exchange Commission on April 28, 2020)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)

Legal Opinion and Consent of Counsel (incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998)

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions, Consent of [Independent Registered Public Accounting Firm]. [To be filed by amendment]

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)

Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies (incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

(r)	Form of Initial Summary Prospectuses. Not applicable.

Item	31. Directors and Officers of the Depositor

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of [             ], 2022:

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company

[To be filed by amendment]

Item 32. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of [             ], 2022. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership% or other control	Description

[To be filed by amendment]

Item 33. Indemnification

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Item 34. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Annuity Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, and (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp. as of [             ], 2022:

Name and Principal Business Address*	Positions and Offices with State Farm VP Management Corp.

[To be filed by amendment]

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 35. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Life Insurance Company Variable Life Separate Account, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington, and State of Illinois, on the 12th day of January, 2022.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)

State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael L. Tipsord	Director, Chairman of the Board,	January 12, 2022
Michael L. Tipsord	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Schwamberger	Vice President and Controller	January 11, 2022
Mark Schwamberger	(Principal Accounting Officer)

/s/ Jon C. Farney	Director, Senior Vice President and	January 12, 2022
Jon C. Farney	Treasurer (Principal Financial Officer)

/s/ Kristyn Cook	Director	January 11, 2022
Kristyn Cook

/s/ Randall H. Harbert	Director, Senior Vice President	January 11, 2022
Randall H. Harbert	and Chief Agency, Sales and Marketing Officer

/s/ Paul J. Smith	Director	January 11, 2022
Paul J. Smith

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	January 11, 2022
Joseph R. Monk, Jr.	Chief Administrative Officer

EXHIBIT INDEX

(n)	Consent of [Independent Registered Public Accounting Firm] [To be filed by amendment]